                                                                    EXHIBIT 99.1

[LOGO OF                COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES
MERRILL LYNCH]                              FOR HOME EQUITY LOANS, SERIES 2002-B
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                               ABS New Transaction

                             Computational Materials
                             -----------------------

                       $193,500,000 Offered (approximate)


                                 [CONSECO LOGO]


                Certificates for Home Equity Loans, Series 2002-B




                  Conseco Finance Home Equity Loan Trust 2002-B
                                     Issuer

                      Conseco Finance Securitizations Corp.
                                     Seller

                              Conseco Finance Corp.
                                    Servicer




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch nor the issuer of the securities or any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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--------------------------------------------------------------------------------

                  Computational Materials Dated April 16, 2002
                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 2002-B
                       $193,500,000 Offered (Approximate)
                               Subject to Revision

Seller                     Conseco Finance Securitizations Corp.
Servicer                   Conseco Finance Corp.
Back-up Servicer           Wells Fargo Bank Minnesota, N.A.
Trustee                    U.S. Bank National Association, St. Paul, MN
Underwriters               Lead Manager: Merrill Lynch & Co.
                           Co-Managers:  Deutsche Banc Alex. Brown
                                         Lehman Brothers

OFFERED CERTIFICATES(1)(2):

--------------------------------------------------------------------------------------------------------------------------
                                               Est.    Est.    Est. Prin.   Est.     Expected
                                               WAL      WAL      Window     Prin.      Final          Expected Ratings
               Approx.                Rate     (yrs)   (yrs)      (mos)    Window   Payment Date   -----------------------
   Class        Size        Type      Type    Call(1) Maturity  Maturity    (mos)    (to call)      S&P    Moody's  Fitch
                                                                                                   -----------------------
A-1          80,000,000   SEN/SEQ   Float(6)    1.01    1.01      1 - 24    1 - 24     04/2004      AAA      Aaa     AAA
A-2          52,000,000   SEN/SEQ     Fix(7)    3.00    3.00     24 - 60   24 - 60     04/2007      AAA      Aaa     AAA
A-3          26,500,000   SEN/SEQ     Fix(7)    6.89    8.14     60 - 94   60 - 207    02/2010      AAA      Aaa     AAA
A-IO(3)(4)   65,200,000(5) SEN/IO     Fix(4)                      1 - 29(3) 1 - 29(3)  09/2004      AAA      Aaa     AAA
M-1          14,000,000     MEZ     Float(6)    5.35    5.94     38 - 94   38 - 180    02/2010      AA       Aa2      AA
M-2          12,500,000     MEZ     Float(6)    5.33    5.89     38 - 94   38 - 167    02/2010       A       A2       A
B-1           8,500,000     SUB     Float(6)    5.33    5.80     37 - 94   37 - 150    02/2010      BBB     Baa2     BBB

--------------------------------------------------------------------------------------------------------------------------
B-2(8)        6,500,000     SUB       Fix(7)    5.33    5.62     37 - 94   37 - 130    02/2010      BB       Ba2      BB
--------------------------------------------------------------------------------------------------------------------------

(1) Certificates are priced to a 10% Optional Purchase at 125% PPC (100% PPC assumes a constant prepayment of 4% CPR in month one increasing by approximately an additional 1.455% each month to 20% CPR in month twelve, and remaining at 20% CPR thereafter).
(2) In the event that the Optional Purchase is not exercised, the Class A-3 pass-through rate will increase by 0.50%.
(3) The Class A-IO Certificates are interest only certificates and are not entitled to receive principal payments.
(4) The Class A-IO Certificates accrue interest at 7.25% per annum (subject to the Net WAC Cap Rate) on the lesser of the scheduled A-IO notional balance and the pool scheduled principal balance, as described herein.
(5)  Initial notional balance.
(6) The lesser of (a) one-month LIBOR plus the related margin per annum and (b) 15.00% per annum, subject to the Adjusted Net WAC Cap Rate.
(7)  Subject to the Adjusted Net WAC Cap Rate.
(8) The Class B-2 Certificates will not be offered under the Prospectus Supplement and do not constitute Offered Certificates. The Class B-2 Certificates will be offered under a confidential Offering Circular.

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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The following are the assumed characteristics of the Initial Loans as of the
Cut-off Date.

                                  INITIAL LOANS
-----------------------------------------------------------------------------
                                 Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
           Aggregate Principal   Original   Amortization  Remaining  Wtd. Avg.
  Pool ID        Balance          Term          Term         Term      Coupon
     1           $348,566.37       180          347           167     11.657%
     2         $4,881,824.96       112          110           110     11.958%
     3        $11,032,896.44       179          177           177     11.905%
     4        $31,894,621.52       239          238           238     12.985%
     5        $13,459,880.69       300          299           299     12.829%
     6       $118,940,157.48       360          359           359     11.696%






The following are the assumed characteristics of the Additional Loans as of the Cut-off Date.

                                ADDITIONAL LOANS
------------------------------------------------------------------------------
                                 Wtd. Avg.    Wtd. Avg.    Wtd. Avg.
           Aggregate Principal   Original   Amortization  Remaining  Wtd. Avg.
  Pool ID        Balance          Term          Term         Term      Coupon
     7            $37,532.80       180          360           180     11.657%
     8           $525,663.36       112          112           112     11.958%
     9         $1,187,996.18       179          179           179     11.905%
    10         $3,434,337.38       239          239           239     12.985%
    11         $1,449,328.10       300          300           300     12.829%
    12        $12,807,194.72       360          360           360     11.696%











--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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                            PREPAYMENT SENSITIVITIES

                   75% PPC               100% PPC               125% PPC               150% PPC            175% PPC
                  WAL/Window            WAL/ Window            WAL/ Window           WAL/ Window          WAL/ Window
             --------------------  ---------------------   -------------------    -------------------  -------------------
To Call
A-1           1.50    05/02-05/05   1.20     05/02-09/04   1.01    05/02-04/04    0.88    05/02-12/03  0.79    05/02-10/03
A-2           4.90    05/05-07/10   3.75     09/04-07/08   3.00    04/04-04/07    2.37    12/03-06/06  2.00    10/03-12/04
A-3          11.23    07/10-01/15   8.59     07/08-01/12   6.89    04/07-02/10    5.71    06/06-10/08  4.34    12/04-10/07
M-1           8.65    09/06-01/15   6.61     08/05-01/12   5.35    06/05-02/10    4.71    10/05-10/08  4.55    02/06-10/07
M-2           8.65    09/06-01/15   6.61     08/05-01/12   5.33    06/05-02/10    4.59    07/05-10/08  4.20    09/05-10/07
B-1           8.65    09/06-01/15   6.61     08/05-01/12   5.33    05/05-02/10    4.54    06/05-10/08  4.07    07/05-10/07
B-2           8.65    09/06-01/15   6.61     08/05-01/12   5.33    05/05-02/10    4.52    05/05-10/08  4.01    05/05-10/07

To Maturity
A-1           1.50    05/02-05/05   1.20     05/02-09/04   1.01    05/02-04/04    0.88    05/02-12/03  0.79    05/02-10/03
A-2           4.90    05/05-07/10   3.75     09/04-07/08   3.00    04/04-04/07    2.37    12/03-06/06  2.00    10/03-12/04
A-3          13.01    07/10-08/27  10.11     07/08-02/23   8.14    04/07-07/19    6.74    06/06-09/16  5.21    12/04-06/14
M-1           9.50    09/06-01/25   7.33     08/05-08/20   5.94    06/05-04/17    5.20    10/05-10/14  4.96    02/06-11/12
M-2           9.45    09/06-09/23   7.29     08/05-06/19   5.89    06/05-03/16    5.05    07/05-11/13  4.59    09/05-01/12
B-1           9.34    09/06-09/21   7.20     08/05-09/17   5.80    05/05-10/14    4.93    06/05-08/12  4.40    07/05-01/11
B-2           9.09    09/06-06/19   6.98     08/05-09/15   5.62    05/05-02/13    4.76    05/05-03/11  4.21    05/05-11/09

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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CUT-OFF DATE:              March 31, 2002 for the Initial Loans and the later of
                           March 31, 2002 and the date of origination for the Additional Loans. For each Subsequent Loan, if any, the last day of either the calendar month in which the subsequent closing occurs or the last day of the preceding month, as specified by the Seller.

EXP. PRICING:              Week of April 15, 2002

EXP. SETTLEMENT/
CLOSING DATE:              April 25, 2002

LEGAL FINAL:               The Payment Date in May 2033

PAYMENT DATE:              The 15th day of each month (or if such 15th day is
                           not a business day, the next succeeding business day) commencing in May 2002.

COLLECTION PERIOD:         For each Payment Date, the calendar month preceding
                           such Payment Date.

ACCRUAL PERIOD:            Interest will accrue from the most recent Payment
                           Date on which interest has been paid (or the closing date in the case of the first Payment Date) to but excluding the following Payment Date.

RECORD DATE:               The business day just before the related Payment
                           Date.

DELAY DAYS:                The Certificates will have no payment delay.

OTHER CERTIFICATES:        In addition to the Offered Certificates, the Class
                           B-2, Class B-3I, Class P, and Class R Certificates will also be issued. The Class B-2 Certificates are not being offered under the Prospectus Supplement and will be offered under a confidential Offering
                           Circular. The Class B-3I, Class P and Class R
                           Certificates are not being offered and will be initially retained by an affiliate of Conseco Finance
                           Securitizations Corp. The Class B-3I, Class P, and
                           Class R Certificates will be fully subordinated to the Offered Certificates.

MORTGAGE LOANS:            The underlying collateral will consist of fixed rate
                           home equity loans.

ERISA: Subject to the conditions set forth in the Prospectus Supplement and Prospectus, the Class A, A-IO, M-1, M-2, and B-1 Certificates are ERISA eligible.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

TAX STATUS:                Multiple REMIC elections will be made with respect to
                           the Trust for federal income tax purposes.

PURCHASE OPTION:           Cleanup call at 10% of the original Certificate
                           balance, subject to certain requirements if call is not exercised.

STEP-UP COUPON:            In the event that the Optional Purchase is not
                           exercised, the pass-through rate on Class A-3 will increase by 0.50%.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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THE LOAN POOL:             On the Closing Date, the Trust expects to purchase
                           (i) home equity loans having an aggregate principal balance of approximately $180,557,947.46 as of the Cut-off Date (the "Initial Loans") and (ii) additional home equity loans having an aggregate principal balance of approximately $19,442,052 as of the Cut-off Date (the "Additional Loans"). The statistical information presented in this Term Sheet is with respect to the Initial Loans only and is based on balances as of the close of business on March 31, 2002.

PRE-FUNDING
ACCOUNT: The Trust may increase the aggregate amount of the Offered Certificates by as much as $50,000,000. If so, on the closing date, a portion of the proceeds from the sale of the Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional home equity loans (the "Subsequent Loans") during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period") for inclusion in the loan pool. The Subsequent Loans that have not been identified as of the Closing Date will not exceed 20% of the total loan pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A Certificateholders, as further specified in the Prospectus Supplement, on the next Payment Date.

NET WAC CAP RATE:          The Net WAC Cap Rate is the weighted average of the
                           interest rates on the loans minus the rates at which the trustee fee, the servicing fee and the backup servicing fee and indemnification of the backup servicer are paid, adjusted for any LIBOR Cap
                           Counterparty Fee payments.

ADJUSTED NET
WAC CAP RATE:              The Adjusted Net WAC Cap Rate is the Net WAC Cap Rate
                           adjusted for the amount of interest payable on the Class A-IO Certificates.

DAY COUNT:                 30/360 for fixed rate certificates - Class A-2, A-3,
                           A-IO, B-2 Actual/360 for floating rate certificates -
                           Class A-1, M-1, M-2, B-1

DENOMINATIONS:             $1,000 minimum and integral multiples of $1,000 in
                           excess thereof.

SERVICING FEE:             50 basis points.

BACKUP SERVICING FEE:      3 basis points.

LIBOR CAP
COUNTERPARTY FEE:          [$20,000] per month for 30 months.

REGISTRATION:              The Offered Certificates will be available in
                           book-entry form through DTC and Euroclear or Clearstream.

CLASS A-IO:                The Class A-IO Certificates will be interest-only
                           certificates, and will accrue interest at a coupon of 7.25% per annum (subject to the Net WAC Cap Rate) on a notional balance of $65,200,000 initially.
                           Thereafter, for each Payment Date the Class A-IO
                           Certificates will accrue interest based on a notional balance equal to the lesser of (i) the notional balance for that Payment Date set forth below in the Class A-IO Notional

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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                           Balance Schedule and (ii) the Pool Scheduled
                           Principal Balance of the Loans.

                                             Class A-IO
                                      Notional Balance Schedule

                           Payment Dates                  Notional Balance
                           -------------                  ----------------
                           5/15/2002 - 3/15/2003          $65,200,000
                           4/15/2003 - 9/15/2003          $55,000,000
                           10/15/2003 - 3/15/2004         $47,400,000
                           4/15/2004 - 9/15/2004          $40,800,000
                           10/15/2004 and thereafter      $0


DISTRIBUTIONS:             On each Payment Date distributions on the
                           Certificates will be made to the extent of the Amount
                           Available. The "Amount Available" will generally consist of payments made on or in respect of the Loans.

                           Payments from the Amount Available will be made in the following order of priority:

                           (1) to pay the monthly servicing fee to the
                               servicer, the back-up servicing fee and other expenses to the back-up servicer, indemnification to the backup servicer in an amount which shall not exceed [$100,000] in any calendar year or [$1,000,000] in the aggregate, and the trustee fees to the trustee;
                           (2) to reimburse the servicer or the trustee, as
                               applicable, for any unreimbursed advances with respect to the loans made in respect of current or prior Payment Dates;
                           (3) to pay to the LIBOR Cap Counterparty, the
                               LIBOR Cap Counterparty Fee;
                           (4) to pay interest and principal on the
                               Certificates, other than the Class B-3I, Class P and Class R Certificates, in the manner and the order of priority described under "Interest on the Certificates," "Principal Distributions," and "Excess Cashflow."
                           (5) to pay any Unpaid Basis Risk Carryover
                               Shortfalls to the basis risk reserve fund, to be distributed, after taking into account (only in the case of the Class M-1, M-2 and B-2 Certificates) amounts available therefor in the respective Yield Maintenance Reserve Funds, in respect of any Unpaid Basis Risk Carryover Shortfalls for the Class A, A-IO, M-1, M-2, B-1 and B-2 Certificates, in that order;
                           (6) to pay any indemnification amounts owed to
                               the backup servicer which were not paid under clause (1) above; and
                           (7) to pay the Class B-3I, Class P and Class R
                               Certificates, as provided in the pooling and servicing agreement.

INTEREST ON THE
CERTIFICATES:              Interest will be payable from the Amount Available
                           for such Payment Date:

                           o First to each class of the Class A Certificates and the Class A-IO Certificates concurrently,
                           o  then to the Class M-1 Certificates,
                           o  then to the Class M-2 Certificates,
                           o  then to the Class B-1 Certificates,
                           o  then to the Class B-2 Certificates.

                           Interest on the Certificates will accrue on the outstanding certificate principal balance

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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                           (or in the case of the Class A-IO Certificate, the
                           notional balance), at the related pass-through rate calculated from the Closing Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date.

                           Interest on the Class A-1, M-1, M-2 and B-1
                           Certificates will be calculated at a per annum rate equal to the lesser of (x) One-Month LIBOR plus the related margin and (y) 15.00% per annum, subject to the Adjusted Net WAC Cap Rate and computed on an actual/360 basis.

                           Interest on the Class A-2, Class A-3, and B-2 Certificates shall be calculated at a fixed rate subject to the Adjusted Net WAC Cap Rate and computed on a 30/360 basis.

                           Interest on the Class A-IO Certificate shall be calculated at a fixed rate subject to the Net WAC Cap Rate and computed on a 30/360 basis.

INTEREST SHORTFALLS
AND CARRYOVERS:            If the Amount Available on any Payment Date is
                           insufficient to make the full distributions of interest to a class of Certificates (the Class A and Class A-IO Certificates being treated as a single class for this purpose), the Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior
                           Payment Date will also be due on the next Payment
                           Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

BASIS RISK CARRYOVER
SHORTFALL:                 For any class of Certificates, means, with respect to
                           any Payment Date, the excess, if any of:

                           (1) the amount of interest that the Certificates
                               would have been entitled to receive on such Payment Date (but not, in the case of the Classes A-1, M-1, M-2 and B-1 Certificates, in excess of 15.00% per year) had the interest rates for the Certificates not been calculated based on the related Net WAC Cap Rate or Adjusted Net WAC Cap Rate, as applicable, over

                           (2) the amount of interest accrued on the
                               Certificates on such Payment Date based on the Net WAC Cap Rate or Adjusted Net WAC Cap Rate, as applicable (but not, in the case of the Classes A-1, M-1, M-2 and B-1
                               Certificates only, in excess of 15.00% per year).

BASIS RISK RESERVE FUND:   On each Payment Date, after giving effect to the
                           distributions in steps (1), (2), (3) and (4) under "Distributions" above, remaining Amounts Available will be deposited in the basis risk reserve fund and shall be distributed in the following manner and order of priority after application of amounts available therefor from the Yield Maintenance Reserve
                           Funds (in the case of the Class M-1, M-2 and B-1
                           Certificates only):

                           (A) to the Class A and A-IO Certificates, any
                               Unpaid Class A and A-IO Basis Risk Carryover
                               Shortfall;
                           (B) to the Class M-1 Certificates, any Unpaid
                               Class M-1 Basis Risk Carryover Shortfall;
                           (C) to the Class M-2 Certificates, any Unpaid
                               Class M-2 Basis Risk Carryover Shortfall;
                           (D) to the Class B-1 Certificates, any Unpaid
                               Class B-1 Basis Risk Carryover Shortfall;

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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                               and
                           (E) to the Class B-2 Certificates, any Unpaid Class
                               B-2 Basis Risk Carryover Shortfall.

                           Any remaining funds will be used to make payments as described in steps (6) and (7) under "Distributions."

YIELD MAINTENANCE
AGREEMENTS:                The Trust will benefit from the purchase of interest
                           rate caps from an interest rate cap provider (the
                           "LIBOR Cap Counterparty") with ratings initially of AA-/Aa3 (S&P/Moody's) pursuant to three yield maintenance agreements, which are intended to partially mitigate the risk that the pass-through rates on the Class M-1, M-2 and B-1 Certificates may be limited to the Adjusted Net WAC Cap Rate.

                           On each Payment Date, payments under the Yield Maintenance Agreements will be deposited into three separate yield maintenance reserve funds for the benefit of the Class M-1, M-2 and B-1 Certificates. The amount to be paid under each Yield Maintenance Agreement will be equal to the interest accrued during the due period at a rate equal to the excess of (1) the lesser of one-month LIBOR or 15.00% over
                           (2) the strike rate in the table below, on the related yield maintenance agreement notional balance.

                           The strike rates, notional balance prepayment speed and term of each Yield Maintenance Agreement is shown in the table below:

                           Yield Maintenance Agreements:

                                          Notional Balance
                           Certificate      Prepay Speed   Strike Rate  Months
                           -----------      ------------   -----------  ------
                            Class M-1          18% CPR        8.00%     1 - 94
                            Class M-2          18% CPR        8.00%     1 - 94
                            Class B-1          18% CPR        8.00%     1 - 94

YIELD MAINTENANCE
RESERVE FUNDS:             Payments under the yield maintenance agreements will
                           be made to the Trustee for deposit into three separate Yield Maintenance Reserve Funds.

                           Any amounts on deposit in the Yield Maintenance Reserve Funds will be property of the trust but will not be part of any REMIC. On each Payment Date, the trustee shall withdraw from the respective Yield Maintenance Reserve Fund amounts to cover any Unpaid Basis Risk Carryover Shortfalls with respect to the Class M-1, M-2 and B-1 Certificates as follows:

                           (1) to the Class M-1 Certificates, any unpaid
                               Class M-1 Basis Risk Carryover Shortfall;
                           (2) to the Class M-2 Certificates, any unpaid
                               Class M-2 Basis Risk Carryover Shortfall;
                           (3) to the Class B-1 Certificates, any unpaid
                               Class B-1 Basis Risk Carryover Shortfall;

                           and prior to the application of any amounts in the Basis Risk Reserve Fund to pay such shortfalls. After distributing these amounts, any amount remaining in the respective Yield Maintenance Reserve Fund on such Payment Date will be distributed to a Conseco Finance affiliate, the Class B-3I Certificateholder, or other appropriate party as determined in the Pooling and Servicing Agreement. This amount remaining will not be used to make any

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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                           payments as described under "Distributions" above.


PRINCIPAL DISTRIBUTIONS:   The Class A, Class M and Class B Certificates will
                           receive distributions of principal in the manner and order of priority described below.

                           For each Payment Date prior to the Stepdown Date or on which a Trigger Event is in effect, payments of principal on the Certificates will be made from the Amount Available for such Payment Date up to the Formula Principal Distribution Amount in the following order of priority:

                           (1) First, to the Class A Certificates in the following order of priority:

                                o  first to the Class A-1 Certificates
                                   until the Class Principal Balance
                                   of the Class A-1 Certificates is
                                   reduced to zero,

                                o  then to the Class A-2 Certificates
                                   until the Class Principal Balance
                                   of the Class A-2 Certificates is
                                   reduced to zero, and

                                o  then to the Class A-3 Certificates
                                   until the Class Principal Balance
                                   of the Class A-3 Certificates is
                                   reduced to zero.

                           (2) Then to the Class M-1 Certificates, until the Class Principal Balance of the Class M-1 Certificates is reduced to zero.

                           (3) Then to the Class M-2 Certificates, until the Class Principal Balance of the Class M-2 Certificates is reduced to zero.

                           (4) Then to the Class B-1 Certificates, until the Class Principal Balance of the Class B-1 Certificates is reduced to zero.

                           (5) Then to the Class B-2 Certificates, until the class principal balance of the Class B-2 Certificates is reduced to zero.

                           For each Payment Date on and after the Stepdown Date and so long as a Trigger Event is not in effect, payments of principal to the Certificates will be made from the Amount Available for such payment date in the following order of priority:

                           (1)  First, the Class A Formula Principal
                                Distribution Amount will be distributed

                                o  first to the Class A-1 Certificates
                                   until the Class Principal Balance
                                   of the Class A-1 Certificates is
                                   reduced to zero,

                                o  then to the Class A-2 Certificates
                                   until the Class Principal Balance
                                   of the Class A-2 Certificates is
                                   reduced to zero, and

                                o  then to the Class A-3 Certificates
                                   until the Class Principal Balance
                                   of the Class A-3 Certificates is
                                   reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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                           (2)  Then, the Class M-1 Formula Principal
                                Distribution Amount will be distributed to the Class M-1 Certificates until the Class Principal Balance of the Class M-1 Certificates is reduced to zero.

                           (3)  Then, the Class M-2 Formula Principal
                                Distribution Amount will be distributed to the Class M-2 Certificates until the Class Principal Balance of the Class M-2 Certificates is reduced to zero.

                           (3)  Then, the Class B-1 Formula Principal
                                Distribution Amount will be distributed to the Class B-1 Certificates until the Class Principal Balance of the Class B-1 Certificates is reduced to zero.

                           (4)  Then, the Class B-2 Formula Principal
                                Distribution Amount will be distributed to the Class B-2 Certificates until the Class Principal Balance of the Class B-2 Certificates is reduced to zero.

FORMULA PRINCIPAL
DISTRIBUTION AMOUNT:       On each Payment Date, the Formula Principal
                           Distribution Amount will be equal to the sum of (i) all scheduled payments of principal due on each outstanding loan during the related Due Period, (ii) the scheduled principal balance of each loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each loan, (iv) the scheduled principal balance of each loan that became a liquidated loan during the related
                           Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.

CLASS A FORMULA
PRINCIPAL
DISTRIBUTION AMOUNT:       Class A Formula Principal Distribution Amount means,
                           with respect to each Payment Date, the excess of: (i) the aggregate Class Principal Balance of the Class A
                           Certificates immediately prior to such Payment Date over (ii) the lesser of (a) 53.00% of the Pool
                           Scheduled Principal Balance of the Loans and (b) the
                           Pool Scheduled Principal Balance of the Loans, less the OC Floor.

CLASS M-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: Class M-1 Formula Principal Distribution Amount means, with respect to each Payment Date, the excess of: (i) the sum of: (a) the aggregate Class Principal Balance of the Class A Certificates (after giving effect to the distributions of the Class A Formula Principal Distribution Amount for such Payment Date); and (b) the Class Principal Balance of the Class M-1 Certificates immediately prior to such Payment Date; over (ii) the lesser of (a) 67.00% of the Pool Scheduled Principal Balance of the Loans and (b) the Pool Scheduled Principal Balance of the loans less the OC Floor.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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CLASS M-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: Class M-2 Formula Principal Distribution Amount means, with respect to each Payment Date, the excess of: (i) the sum of: (a) the aggregate Class Principal Balance of the Class A Certificates (after giving effect to the distribution of the Class A Formula Principal Distribution Amount for such Payment Date);
                           (b) the Class Principal Balance of the Class M-1 Certificates (after giving effect to the distribution of the Class M-1 Formula Principal Distribution Amount for such Payment Date); and (c) the Class Principal Balance of the Class M-2 Certificates immediately prior to such Payment Date; over (ii) the lesser of (a) 79.50% of the Pool Scheduled Principal Balance of the Loans and (b) the Pool Scheduled Principal Balance of the loans less the OC Floor.

CLASS B-1 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: Class B-1 Formula Principal Distribution Amount means, with respect to each Payment Date, the excess of: (i) the sum of: (a) the aggregate Class Principal Balance of the Class A Certificates (after giving effect to the distribution of the Class A Formula Principal Distribution Amount for such Payment Date);
                           (b) the Class Principal Balance of the Class M-1 Certificates (after giving effect to the distribution of the Class M-1 Formula Principal Distribution Amount for such Payment Date); (c) the Class Principal Balance of the Class M-2 Certificates (after giving effect to the distribution of the Class M-2 Formula Principal Distribution Amount for such Payment Date); and (d) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Payment Date; over (ii) the lesser of (a) 88.00% of the Pool Scheduled Principal Balance of the loans and
                           (b) the Pool Scheduled Principal Balance of the loans less the OC Floor.

CLASS B-2 FORMULA
PRINCIPAL
DISTRIBUTION
AMOUNT: Class B-2 Formula Principal Distribution Amount means, with respect to each Payment Date, the excess of: (i) the sum of: (a) the aggregate Class Principal Balance of the Class A Certificates (after giving effect to the distribution of the Class A Formula Principal Distribution Amount for such Payment Date);
                           (b) the Class Principal Balance of the Class M-1 Certificates (after giving effect to the distribution of the Class M-1 Formula Principal Distribution Amount for such Payment Date); (c) the Class Principal Balance of the Class M-2 Certificates (after giving effect to the distribution of the Class M-2 Formula Principal Distribution Amount of such Payment Date); (d) the Class Principal Balance of the Class B-1 Certificates (after giving effect to the distribution of the Class B-1 Formula Principal Distribution Amount for such Payment Date); and (e) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Payment Date; over (ii) the lesser of (a) 94.50% of the Pool Scheduled Principal Balance of the Loans and (b) the Pool Scheduled Principal Balance of the Loans less the OC Floor.

EXCESS CASHFLOW:           On each Payment Date, the Excess Cashflow is the
                           excess of (i) the Amount Available for such Payment
                           Date over (ii) payment of the fees due the trustee, the LIBOR Cap

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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                           Provider and the Servicer (including reimbursement of
                           advances previously made by the Servicer or the Trustee), the Backup Servicer (including indemnification payments) and the amount of interest and principal required to be paid to the Certificates on such Payment Date.

                           Excess Cashflow will be applied as follows:

                           (1) To pay any Overcollateralization Increase Amount sequentially to the Class A-1, Class A-2, A-3, M-1, M-2, B-1 and B-2
                                Certificates;
                           (2) To the Class A and Class A-IO Certificates on a pro rata basis, any Unpaid Interest
                                Carry Forward Amount for such Class;
                           (3)  To the Class M-1 Certificates, any Unpaid
                                Interest Carry Forward Amount for such
                                Class;
                           (4)  To the Class M-1 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (5)  To the Class M-2 Certificates, any Unpaid
                                Interest Carry Forward Amount for such
                                Class;
                           (6)  To the Class M-2 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (7)  To the Class B-1 Certificates, any Unpaid
                                Interest Carry Forward Amount for such
                                Class;
                           (8)  To the Class B-1 Certificates, any Unpaid
                                Realized Loss Amount for such Class;
                           (9)  To the Class B-2 Certificates, any Unpaid
                                Interest Carry Forward Amount for such
                                Class;
                           (10) To the Class B-2 Certificates, any Unpaid
                                Realized Loss Amount for such Class; and
                           (11) To pay any Unpaid Basis Risk Carryover
                                Shortfalls to the Basis Risk Reserve Fund established by the trustee;
                           (8) To pay any indemnification amounts owed to the backup servicer which were not paid pursuant to clause (1) under "Distributions" above; and
                           (12) To pay the Class B-3I, Class P and Class R
                                Certificates, as provided in the pooling and servicing agreement.

OVERCOLLATERALIZATION
INCREASE AMOUNT:           With respect to each Payment Date, is the lesser of:

                           (1)  The excess, if any, of:
                                (a) The Required Overcollateralization
                                    Amount for such Payment Date over
                                (b) The Overcollateralization Amount
                                    for such Payment Date; and

                           (2)  The Excess Cashflow for such Payment Date.

OVERCOLLATERALIZATION
AMOUNT: With respect to any Payment Date, the amount, if any by which the Pool Scheduled Principal Balance exceeds the aggregate Class Principal Balance of the Certificates as of such date (after taking into account the payment of principal on such Payment
                           Date).

REQUIRED
OVERCOLLATERALIZATION
AMOUNT: Prior to the Stepdown Date, (x) an amount equal to 2.75% of the Cut-off Date Principal Balance of the Loans (including subsequent loans), and (y) on and after the Stepdown

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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                           Date an amount equal to 5.50% of the Principal
                           Balance of the Loans as of the last day of the related due period, subject to a minimum amount equal to the OC Floor.

OC FLOOR:                  0.50% of the Cut-off Date Principal Balance of the
                           Loans.

STEPDOWN DATE:             The earlier to occur of (i) the later to occur of (A)
                           the Payment Date in May 2005 and (B) the first
                           Payment Date on which the Class A Certificate
                           Principal Balance (after taking into account distribution of the Class A Formula Principal
                           Distribution Amount for that payment date) immediately prior to such Payment Date is less than or equal to 53.00% of the Pool Scheduled Principal
                           Balance as of the last day of the related Due Period and (ii) the Payment Date on which the Certificate
                           Principal Balance of the Class A Certificates has been reduced to zero.

TRIGGER EVENT:             A Trigger Event is in effect for the Certificates on
                           any Payment Date if on that Payment Date:

                           (1) The three-month rolling average percentage of the Loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Senior Enhancement Percentage for the Certificates and (b) 32.00%; or
                           (2) The Cumulative Realized Losses Test is not satisfied.

CUMULATIVE REALIZED
LOSSES TEST:               The Cumulative Realized Losses Test is satisfied for
                           any Payment Date if the cumulative realized loss ratio for the Loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                           Month                           Percentage
                           -----                           ----------
                           37-48                             4.25%
                           49-60                             5.75%
                           61-72                             6.50%
                           73 and thereafter                 6.75%

SENIOR ENHANCEMENT
PERCENTAGE:                The Senior Enhancement Percentage for any Payment
                           Date will equal the percentage obtained by dividing
                           (i) the excess of (A) the Pool Scheduled Principal
                           Balance over (B) the Class A Certificate Principal
                           Balance, by (ii) the Pool Scheduled Principal
                           Balance.

CREDIT SUPPORT
PERCENTAGE:
                           Initial Credit Support
                            (Before OC build up)        After Stepdown Date
                           ----------------------     -----------------------
                              Rating                   Rating
                            (S&P/M/F)     Percent     (S&P/M/F)       Percent
                            ---------     -------     ---------       -------
                           AAA/Aaa/AAA     20.75%    AAA/Aaa/AAA       47.00%
                            AA/Aa3/AA      13.75%     AA/Aa3/AA        33.00%
                              A/A2/A        7.50%       A/A2/A         20.50%
                           BBB/Baa2/BBB     3.25%    BBB/Baa2/BBB      12.00%
                            BB/Ba2/BB       0.00%     BB/Ba2/BB         5.50%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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BACK-UP SERVICER/
SERVICER TERMINATION
RIGHTS: Wells Fargo Bank Minnesota, N.A. will act as Back-up Servicer on this transaction. Conseco Finance Corp. will provide a monthly data tape to the Back-up Servicer and the Back-up Servicer will perform certain monthly data reconciliation. In the event that the Servicer is in default under the terms of the Pooling and Servicing Agreement, or if either the Servicer Termination Delinquency Test or Servicer Termination Cumulative Realized Losses Test is not satisfied, the servicing of the mortgages will be transferred to the Back-up Servicer.

SERVICER TERMINATION
DELINQUENCY TEST:          The Servicer Termination Delinquency Test is
                           satisfied for any Payment Date if the three month rolling average of the 90 plus day delinquencies
                           (including foreclosures and REOs) exceeds 42.25% of the Senior Enhancement Percentage.

SERVICER TERMINATION
CUMULATIVE LOSS TEST:      The Servicer Termination Cumulative Loss Test is
                           satisfied for any Payment Date if the cumulative realized loss ratio for the Loans for such Payment
                           Date is less than or equal to the percentage set forth below for the specified period:

                           Month                           Percentage
                           -----                           ----------
                           37-48                             7.25%
                           49-60                             8.25%
                           61-72                             8.75%
                           73 and thereafter                 9.00%

ALLOCATED REALIZED LOSS
AMOUNT: If on any payment date, the Class Principal Balance of the Certificates exceeds the Pool Scheduled Principal Balance, the Class Principal Balance of the Class B Certificates and the Class M Certificates (but not the Class A Certificates) will be reduced, in inverse order of seniority (beginning with the Class B-2 Certificates) by an amount equal to such excess. Any such reduction is an "Allocated Realized Loss Amount."

REALIZED LOSS AMOUNT:      As to any Payment Dates, the excess, if any, of the
                           Aggregate Certificate Principal Balance, after giving effect to distributions of principal on such Payment
                           Date, but prior to any reduction in Certificate
                           Principal Balances as a result of any Realized Loss
                           Amount for such Payment Date, over the Pool Scheduled
                           Principal Balance as of the last day in the preceding
                           Due Period.

UNPAID REALIZED
LOSS AMOUNT:               With respect to any Class of Subordinated
                           Certificates and as to any Payment Date, the excess of (1) Allocated Realized Loss Amounts with respect to such Class over (2) the sum of all distributions in respect of the Allocated Realized Loss Amounts on all previous Payment Dates.

LIQUIDATED LOAN:           A defaulted Loan as to which all amounts that the
                           Servicer expects to recover on account of such loan have been received.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

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NET LIQUIDATION
PROCEEDS:                  With respect to any Payment Date, any cash amounts
                           received in respect of Liquidated Loans, whether through trustee's sale, foreclosure sale, disposition of REO, whole loan sale or otherwise (other than insurance proceeds), and any other cash amounts received in connection with the management of the mortgaged properties related to defaulted Loans, in each case, net of any reimbursements to the Servicer and the Trustee from such amounts for any unreimbursed Servicing Fees, Backup Servicing Fees,
                           Trustee Fees, and unreimbursed Servicing Advances
                           (including such Servicing Advances deemed to be nonrecoverable Servicing Advances) made and any other fees and expenses paid or owed to the Servicer, Backup Servicer, the Trustee or any other party in connection with the foreclosure, conservation and liquidation of the related Liquidated Loans or mortgaged properties.

OPTIONAL PURCHASE:         Beginning on the Payment Date when the then
                           outstanding amount of the Certificates is less than 10% of the original principal balance of the Certificates, the holder of the Class R Certificates will have the right to purchase all of the outstanding Loans at a price sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon. If the holder of the Class R Certificates does not exercise the purchase option on the Loans on or before the following Payment Date, then the pass-through rate on the Class A-3 Certificates will increase by 0.50%.







--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

[LOGO OF                COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES
MERRILL LYNCH]                              FOR HOME EQUITY LOANS, SERIES 2002-B
--------------------------------------------------------------------------------

                          INITIAL LOAN CHARACTERISTICS

The information presented below relates to the Initial Loans, which will represent approximately 90.28% of the Loan Pool assuming a final pool of $200,000,000. Although the characteristics of the Additional or Subsequent Loans, if any, will differ from the characteristics of the Initial Loans shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Loans, if any, sold to the Trust will vary materially from the information concerning the Initial Loans herein.


--------------------------------------------------------------------------------------------------
                                                               Total        Minimum       Maximum
Cut-off Date Aggregate Principal Balance              180,557,947.46
Number of Loans                                                2,403
Average Original Loan Balance                              75,293.45      $4,000.00   $718,100.00
Average Current Loan Balance                               75,138.55      $3,243.59   $718,100.00
Weighted Average Combined Original LTV                        87.31%         10.30%       100.00%
Weighted Average Gross Coupon                                 12.03%          3.00%        17.75%
Weighted Average Remaining Term to Maturity (months)             315             37           360
Weighted Average Original Term (months)                          316             48           360
Weighted Average FICO Credit Score                               610
Weighted Average Debt to Income Ratio                         43.24%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                        % of Aggregate
                                                                      Principal Balance

         Fully Amortizing Loans                                               99.81%
         Balloon Loans                                                         0.19%

         Lien Position                        First                           77.20%
                                              Second                          22.44%
                                              Third                            0.36%

         Property Type                        Single Family                   92.82%
                                              Manufactured Homes               3.72%
                                              Other                            3.46%

         Occupancy Status                     Primary                         97.12%
                                              Investment                       2.88%

         Geographic Distribution              CA                              10.91%
                                              TX                               8.64%
                                              FL                               8.35%
                                              NY                               5.56%
                                              MI                               5.04%
                                              AZ                               4.06%

         Largest Zip Code Concentration       50021                            0.49%

         Credit Grade                         A-1                             47.04%
                                              A-2                             21.37%
                                              B                               19.23%
                                              C                                7.01%

         Delinquency                           0 - 29 Days                    99.46%
                                              30 - 59 Days                     0.54%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

[LOGO OF                COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES
MERRILL LYNCH]                              FOR HOME EQUITY LOANS, SERIES 2002-B
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

----------------------------------------------------------------------------------------------------------
                                                       Aggregate Principal                % of Aggregate
                               Number of Loans               Balance                     Principal Balance
----------------------------------------------------------------------------------------------------------
Alabama                               41                  $2,461,493.59                         1.36%
Arizona                               83                   7,335,719.30                         4.06
Arkansas                              14                     930,911.48                         0.52
California                           208                  19,690,725.47                        10.91
Colorado                              33                   2,138,180.88                         1.18
Connecticut                           99                   7,828,888.34                         4.34
Delaware                              11                     956,845.87                         0.53
Florida                              192                  15,079,144.94                         8.35
Georgia                               58                   4,373,069.19                         2.42
Idaho                                  3                     240,908.53                         0.13
Illinois                              30                   2,138,103.55                         1.18
Indiana                               60                   3,990,330.64                         2.21
Iowa                                  84                   6,877,651.66                         3.81
Kansas                                25                   1,148,868.29                         0.64
Kentucky                              23                   2,042,407.30                         1.13
Louisiana                             21                   1,337,910.32                         0.74
Maine                                  7                     451,467.10                         0.25
Maryland                              18                   1,729,810.09                         0.96
Massachusetts                         20                   1,255,981.71                         0.70
Michigan                             132                   9,092,550.39                         5.04
Minnesota                            105                   6,816,128.19                         3.78
Mississippi                           27                   1,552,647.08                         0.86
Missouri                              84                   6,039,621.76                         3.34
Montana                                1                      31,360.77                         0.02
Nebraska                              21                   1,341,694.18                         0.74
Nevada                                25                   1,391,946.57                         0.77
New Hampshire                          8                     910,423.72                         0.50
New Jersey                            55                   4,466,545.07                         2.47
New Mexico                             7                     748,023.48                         0.41
New York                             105                  10,036,984.83                         5.56
North Carolina                        40                   3,044,095.50                         1.69
North Dakota                           5                     264,764.19                         0.15
Ohio                                  98                   6,723,759.63                         3.72
Oklahoma                              30                   1,121,954.72                         0.62
Oregon                                 6                     449,246.34                         0.25
Pennsylvania                          88                   4,853,355.71                         2.69
Rhode Island                           5                     856,436.49                         0.47
South Carolina                        37                   2,774,903.01                         1.54
South Dakota                           5                     246,916.25                         0.14
Tennessee                             49                   4,200,440.33                         2.33
Texas                                243                  15,597,281.58                         8.64
Utah                                   3                     455,312.25                         0.25
Vermont                                4                     162,682.60                         0.09
Virginia                              60                   5,410,516.63                         3.00
Washington                            40                   3,036,541.39                         1.68
West Virginia                         14                   1,313,624.43                         0.73
Wisconsin                             73                   5,288,763.87                         2.93
Wyoming                                3                     321,008.25                         0.18
--------------                     -----                ---------------                       ------
Total                              2,403                $180,557,947.46                       100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

[LOGO OF                COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES
MERRILL LYNCH]                              FOR HOME EQUITY LOANS, SERIES 2002-B
--------------------------------------------------------------------------------

YEAR OF ORIGINATION

----------------------------------------------------------------------------------------------------------
                                                       Aggregate Principal                % of Aggregate
    Year of Origination        Number of Loans               Balance                     Principal Balance
----------------------------------------------------------------------------------------------------------
1998                                   6                    $154,422.31                         0.09%
2000                                   2                     118,428.78                         0.07
2001                                 239                  23,407,781.82                        12.96
2002                               2,156                 156,877,314.55                        86.88
                                   -----                ---------------                       ------
Total                              2,403                $180,557,947.46                       100.00%







--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

[LOGO OF                COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES
MERRILL LYNCH]                              FOR HOME EQUITY LOANS, SERIES 2002-B
--------------------------------------------------------------------------------

ORIGINAL LOAN AMOUNT DISTRIBUTION

-------------------------------------------------------------------------------------------------------------
          Range of                                        Aggregate Principal                 % of Aggregate
  Original Loan Amount ($)       Number of Loans                Balance                     Principal Balance
-------------------------------------------------------------------------------------------------------------
0.00 - 9,999.99                          1                     $3,243.59                          0.00%
10,000.00 - 19,999.99                  161                  2,434,894.49                          1.35
20,000.00 - 29,999.99                  281                  6,892,638.94                          3.82
30,000.00 - 39,999.99                  293                  9,993,436.15                          5.53
40,000.00 - 49,999.99                  257                 11,499,080.36                          6.37
50,000.00 - 59,999.99                  239                 13,053,687.10                          7.23
60,000.00 - 69,999.99                  191                 12,291,567.24                          6.81
70,000.00 - 79,999.99                  170                 12,551,683.72                          6.95
80,000.00 - 89,999.99                  159                 13,314,502.63                          7.37
90,000.00 - 99,999.99                   97                  9,173,623.97                          5.08
100,000.00 - 109,999.99                 91                  9,459,657.58                          5.24
110,000.00 - 119,999.99                 57                  6,470,756.51                          3.58
120,000.00 - 129,999.99                 69                  8,567,052.53                          4.74
130,000.00 - 139,999.99                 61                  8,160,401.01                          4.52
140,000.00 - 149,999.99                 44                  6,364,659.47                          3.52
150,000.00 - 159,999.99                 36                  5,569,229.13                          3.08
160,000.00 - 169,999.99                 32                  5,245,683.39                          2.91
170,000.00 - 179,999.99                 16                  2,789,507.46                          1.54
180,000.00 - 189,999.99                 27                  4,956,805.99                          2.75
190,000.00 - 199,999.99                 17                  3,312,602.02                          1.83
200,000.00 - 209,999.99                 14                  2,826,446.26                          1.57
210,000.00 - 219,999.99                 12                  2,558,749.91                          1.42
220,000.00 - 229,999.99                 12                  2,704,122.48                          1.50
230,000.00 - 239,999.99                  8                  1,870,932.47                          1.04
240,000.00 - 249,999.99                  8                  1,942,697.12                          1.08
250,000.00 - 259,999.99                  6                  1,536,189.99                          0.85
260,000.00 - 269,999.99                  4                  1,048,675.16                          0.58
270,000.00 - 279,999.99                  5                  1,375,582.82                          0.76
280,000.00 - 289,999.99                  4                  1,133,267.33                          0.63
290,000.00 - 299,999.99                  3                    884,460.86                          0.49
300,000.00 - 309,999.99                  4                  1,217,987.81                          0.67
310,000.00 - 319,999.99                  3                    938,575.39                          0.52
320,000.00 - 329,999.99                  2                    655,750.00                          0.36
330,000.00 - 339,999.99                  2                    672,519.05                          0.37
340,000.00 - 349,999.99                  1                    339,037.72                          0.19
Greater than or = 350,000.00            16                  6,748,239.81                          3.74
                                     -----               ---------------                        ------
Total                                2,403               $180,557,947.46                        100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

[LOGO OF                COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES
MERRILL LYNCH]                              FOR HOME EQUITY LOANS, SERIES 2002-B
--------------------------------------------------------------------------------

INTEREST RATE DISTRIBUTION

------------------------------------------------------------------------------------------------------------
          Range of                  Number of               Aggregate Principal              % of Aggregate
Loan Interest Rates (%)               Loans                      Balance                   Principal Balance
------------------------------------------------------------------------------------------------------------
3.000 - 3.999                             2                    $183,556.87                         0.10%
4.000 - 4.999                             1                      83,100.00                         0.05
5.000 - 5.999                             1                      94,850.65                         0.05
6.000 - 6.999                             5                     584,294.64                         0.32
7.000 - 7.999                            10                   1,014,208.87                         0.56
8.000 - 8.999                            42                   4,263,775.92                         2.36
9.000 - 9.999                           137                  15,343,916.16                         8.50
10.000 - 10.999                         207                  21,060,957.80                        11.66
11.000 - 11.999                         476                  42,534,783.98                        23.56
12.000 - 12.999                         570                  47,876,658.99                        26.52
13.000 - 13.999                         505                  29,639,695.84                        16.42
14.000 - 14.999                         299                  13,077,003.76                         7.24
15.000 - 15.999                         102                   3,638,108.00                         2.01
16.000 - 16.999                          41                   1,096,535.98                         0.61
17.000 - 17.999                           5                      66,500.00                         0.04
                                      -----                ---------------                       ------
Total                                 2,403                $180,557,947.46                       100.00%




REMAINING MONTHS TO MATURITY

-------------------------------------------------------------------------------------------------------------
     Range of Remaining                                   Aggregate Principal                 % of Aggregate
     Months to Maturity          Number of Loans                Balance                     Principal Balance
-------------------------------------------------------------------------------------------------------------
1 - 60                                  10                    $336,134.53                           0.19%
61 - 120                               122                   4,545,690.43                           2.52
121 - 180                              241                  11,381,462.81                           6.30
181 - 240                              721                  31,894,621.52                          17.66
241 - 300                              182                  13,459,880.69                           7.45
301 - 360                            1,127                 118,940,157.48                          65.87
                                     -----                ---------------                         ------
Total                                2,403                $180,557,947.46                         100.00%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

[LOGO OF                COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES
MERRILL LYNCH]                              FOR HOME EQUITY LOANS, SERIES 2002-B
--------------------------------------------------------------------------------

LIEN POSITION

-------------------------------------------------------------------------------------------------------------
                                                          Aggregate Principal                 % of Aggregate
            Lien                 Number of Loans                Balance                     Principal Balance
-------------------------------------------------------------------------------------------------------------
1st Lien                              1,464                $139,388,375.61                         77.20%
2nd Lien                                929                  40,524,018.98                         22.44
3rd Lien                                 10                     645,552.87                          0.36
                                      -----                ---------------                        ------
Total                                 2,403                $180,557,947.46                        100.00%




COMBINED ORIGINAL LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------------------------------
          Range of
     Combined Original                                    Aggregate Principal                 % of Aggregate
  Loan-to-Value Ratios (%)       Number of Loans                Balance                     Principal Balance
-------------------------------------------------------------------------------------------------------------
10.001 - 15.000                          4                     $90,766.90                         0.05%
15.001 - 20.000                          2                      69,835.03                         0.04
20.001 - 25.000                          4                     176,937.87                         0.10
25.001 - 30.000                          6                     179,668.41                         0.10
30.001 - 35.000                          9                     468,574.31                         0.26
35.001 - 40.000                         10                     417,941.74                         0.23
40.001 - 45.000                         17                     738,711.36                         0.41
45.001 - 50.000                         23                   1,382,358.66                         0.77
50.001 - 55.000                         19                     935,258.00                         0.52
55.001 - 60.000                         28                   1,379,264.30                         0.76
60.001 - 65.000                         53                   3,309,510.88                         1.83
65.001 - 70.000                         94                   6,298,263.25                         3.49
70.001 - 75.000                        141                  10,975,483.76                         6.08
75.001 - 80.000                        267                  20,016,577.30                        11.09
80.001 - 85.000                        256                  20,772,513.42                        11.50
85.001 - 90.000                        419                  32,871,339.93                        18.21
90.001 - 95.000                        527                  40,247,688.74                        22.29
95.001 - 100.000                       524                  40,227,253.60                        22.28
                                     -----                ---------------                       ------
Total                                2,403                $180,557,947.46                       100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.

[LOGO OF                COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES
MERRILL LYNCH]                              FOR HOME EQUITY LOANS, SERIES 2002-B
--------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
-------------------------------------------
Laura Schwartz                     (212) 449-2695
Ken Mulford                        (212) 449-0752
Demetrios Tsipras                  (212) 449-9486
Vu Nguyen                          (212) 449-1955
Brian Swinteck                     (212) 449-4242

ABS Research
------------
Dan Castro                         (212) 449-1663
Glenn Costello                     (212) 449-4457
Josh Anderson                      (212) 449-9622

ABS Trading
-----------
Scott Soltas                       (212) 449-3659
Brian Kane                         (212) 449-3659
Terrance Mack                      (212) 449-3659
Tracey Keegan                      (212) 449-3659


















--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus Supplement and Prospectus.